Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated July 1, 2021 to the prospectus dated May 1, 2021 for:

•	VUL LegacySM
•	VUL OptimizerSM

This Supplement updates certain information in the most recent statutory prospectus, initial summary prospectus and updating summary prospectus, and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding the effect of tax law changes and the Substitution of Insured Person Rider.

The following is added to the Tax information provision of the Prospectus:

2021 or later increases in benefits or coverage, addition of riders, or certain other policy changes

On December 27, 2020, Congress enacted the Consolidated Appropriations Act, 2021, which, among other items, amended certain interest rates used to test the qualification of life insurance and modified endowment contracts issued on or after January 1, 2021. If your policy was issued prior to January 1, 2021 and if we determine that a future change to your policy would cause it to lose its ability to be tax tested under pre-2021 interest rates, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to be tested under the pre-2021 interest rates and to qualify as life insurance under our interpretation of applicable tax law.

Based upon our current understanding of federal tax rules at the time this prospectus was prepared, for policies issued prior to January 1, 2021, we will no longer permit the exercise of the Substitution of Insured Person Rider.

The Substitution of Insured Person Rider will not be offered on policies issued after September 6, 2021.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2021 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

EVM-38-21 (6.21)	Catalog No. 162721 (6.21)
VUL Optimizer / VUL Legacy New Biz	#195941